                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                ONSALE, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:

                               [ONSALE(R) LOGO]






                               April 23, 1998

To Our Stockholders:

   You are cordially invited to attend the 1998 Annual Meeting of Stockholders (the "Meeting") of ONSALE, Inc. (the "Company") to be held at the Company's new headquarters, 1350 Willow Road, Suite 202, Menlo Park, California, on Monday, May 18, 1998, at 10:00 a.m., Pacific Time. The matters expected to be acted upon at the Meeting include the following: (1) the election of the Board of Directors, (2) the amendment of the Company's 1995 Equity Incentive Plan, (3) the amendment of the Company's 1996 Employee Stock Purchase Plan and (4) the ratification of Price Waterhouse LLP as the Company's independent accountants for 1998. Each of these proposals is described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

   Please use this opportunity to take part in the Company's affairs by voting on the business to come before this Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE PRIOR TO THE MEETING SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. Returning the Proxy does not deprive you of your right to attend the Meeting and to vote your shares in person.

   We hope to see you at the Meeting.

                              Sincerely,

                              /s/ S. Jerrold Kaplan

                              S. Jerrold Kaplan
                              President and Chief Executive Officer

                                  ONSALE, INC.
                          1350 WILLOW ROAD, SUITE 202
                          MENLO PARK, CALIFORNIA 94025

                  ________________________________________

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                  ________________________________________

To Our Stockholders:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of ONSALE, Inc. (the "Company") will be held at the Company's new headquarters, 1350 Willow Road, Suite 202, Menlo Park, California, on Monday, May 18, 1998, at 10:00 a.m., Pacific Time.

   At the Meeting, you will be asked to consider and vote upon the following matters:

   1. The election of five directors of the Company, each to serve until the next Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation, death or removal. The Company's Board of Directors intends to present the following nominees for election as directors:

                   Alan S. Fisher
                   Peter L. Harris
                   Peter H. Jackson
                   S. Jerrold Kaplan
                   Kenneth J. Orton


   2. A proposal to approve an amendment of the Company's 1995 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 3,500,000 shares to 5,300 shares.

   3. A proposal to approve an amendment of the Company's 1996 Employee Stock Purchase Plan (i) to increase the number of shares of Common Stock reserved for issuance thereunder from 150,000 shares to 300,000 shares, and (ii) to provide that the number of shares reserved for issuance thereunder will be increased automatically each year by an amount equal to 1.5% of the outstanding shares of the Company as of the last day of the prior year.

   4. A proposal to ratify the selection of Price Waterhouse LLP as the Company's independent accountants for 1998.

   5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on April 17, 1998 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                By Order of the Board of Directors

                                /s/ S. Jerrold Kaplan

                                S. Jerrold Kaplan
                                President and Chief Executive Officer

Menlo Park, California
April 23, 1998

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                                  ONSALE, INC.
                          1350 WILLOW ROAD, SUITE 202
                          MENLO PARK, CALIFORNIA 94025

                    _____________________________________

                                PROXY STATEMENT
                    _____________________________________

                                 April 23, 1998

     The accompanying proxy is solicited on behalf of the Board of Directors of ONSALE, Inc., a Delaware corporation (the "Company" or "ONSALE"), for use at the Annual Meeting of Stockholders of the Company to be held at the Company's new headquarters, 1350 Willow Road, Suite 202, Menlo Park, California 94025, on Monday, May 18, 1998, at 10:00 a.m., Pacific Time (the "Meeting"). This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about April 23, 1998. An annual report for the year ended December 31, 1997 is enclosed with this Proxy Statement.

RECORD DATE; QUORUM

     Only holders of record of the Company's Common Stock at the close of business on April 17, 1998

     (the "Record Date") are entitled to vote at the Meeting. A majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business at the Meeting.

OUTSTANDING SHARES

     At the close of business on the Record Date, the Company had 18,758,436 shares of Common Stock outstanding and entitled to vote that were held of record by approximately 146 stockholders (ONSALE has been informed that there are in excess of 4,200 beneficial owners of its Common Stock).

VOTING RIGHTS; REQUIRED VOTE

     Holders of the Company's Common Stock are entitled to one vote for each share held as of the Record Date. Shares of Common Stock may not be voted cumulatively. In the event that a broker, bank, custodian, nominee or other record holder of ONSALE Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (a "broker non-vote"), then those shares will not be considered present and entitled to vote with respect to that matter, although they will be counted in determining whether or not a quorum is present at the Meeting.

     Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors.

     Approval of Proposals 2, 3 and 4 requires the affirmative vote of a majority of shares of Common Stock present in person or represented by proxy at the Meeting that are voted "for", "against" or "abstain" on the proposal. Broker non-votes will not be counted as a vote "for", "against" or "abstain" on Proposals 2, 3 and 4.

     All votes will be tabulated by the inspector of elections appointed for the Meeting, who will separately tabulate affirmative votes, negative votes, abstentions and broker non-votes on each proposal.

VOTING OF PROXIES

     The proxy accompanying this Proxy Statement is solicited on behalf of the ONSALE Board of Directors (the "Board") for use at the Meeting and any adjournment thereof. Stockholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the enclosed envelope or otherwise mail it to ONSALE. All executed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein; however, returned signed proxies that give no instructions as to how they should be voted on a particular proposal at the Meeting will be counted as votes "for" such proposal (or, in the case of the election of directors, as a vote "for" election to the Board of all the nominees presented by the Board). So far as is known to the Board, no other matters are to be brought before the Meeting. However, as to any business that may properly come before the Meeting, it is intended that proxies in the form enclosed will be voted in accordance with the judgment of the persons holding such proxies.

     In the event that sufficient votes in favor of the proposals are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Meeting.

     The expenses of soliciting proxies in the enclosed form will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company will request brokers, custodians, nominees and other record holders to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and to request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by telephone.

REVOCABILITY OF PROXIES

     Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting, or by attendance at the Meeting and voting in person. Please note that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming such stockholder's beneficial ownership of the shares and that such broker, bank or other nominee is not voting such shares.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     The Board currently consists of five members, all of whom are to be elected at the Meeting. Each director will be elected to hold office until the next annual meeting of stockholders and until a successor is duly elected and qualified or until such director's earlier resignation, death or removal.

     At the Meeting, the following five incumbent directors will be nominated for reelection by the Board: Alan S. Fisher, Peter L. Harris, Peter H. Jackson,
S. Jerrold Kaplan and Kenneth J. Orton. Shares represented by the accompanying proxy will be voted "for" the election of the five nominees recommended by the Board unless the proxy is marked in such a manner as to withhold authority so to vote. In the event that any nominee for any reason is unable to serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who is unable or unwilling to serve as a director. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote in the election of directors. The five nominees for election as directors who receive the greatest number of votes cast for the election of directors at the Meeting, a quorum being present, will become directors at the conclusion of the tabulation of votes.

NOMINEES

     The names of the nominees, each of whom currently is a director of the Company, and certain information about them, are set forth below:

                                                                                                             DIRECTOR
NAME OF DIRECTOR                AGE                            PRINCIPAL OCCUPATION                            SINCE
---------------------------  ----------  --------------------------------------------------------------   ---------------
S. Jerrold Kaplan..........          46  President, Chief Executive Officer and Director, ONSALE                  1994
Alan S. Fisher.............          37  Vice President of Development and Operations,                            1994
                                         Chief Technical Officer and Director, ONSALE
Peter L. Harris (1)........          54  Chairman, Chief Executive Officer and President, Expressly               1996
                                         Portraits Inc.
Peter H. Jackson (2).......          39  President and Chief Executive Officer, Intraware, Inc.                   1996
Kenneth J. Orton (1)(2)....          46  President and Chief Executive Officer, Preview Travel, Inc.              1996

----------------------
(1) Member of the Compensation Committee
(2) Member of the Audit Committee

     S. Jerrold Kaplan has been President, Chief Executive Officer and a director of ONSALE since co-founding the Company in July 1994. From 1989 to October 1993, Mr. Kaplan served as Chairman of GO Corporation, a developer of pen-based computers. From 1987 to 1989, he served as Chief Executive Officer of GO Corporation. Mr. Kaplan received his B.A. in History and Philosophy of Science from the University of Chicago and received his M.S.E. and Ph.D. in Computer and Information Science from the University of Pennsylvania.

     Alan S. Fisher has been Vice President of Development and Operations, Chief Technical Officer and a director of ONSALE since co-founding the Company in July 1994. He also served as Chief Financial Officer of the Company from July 1994 to July 1996. Mr. Fisher is also Chairman of Software Partners, Inc., a developer and publisher of software products, which he co-founded in 1988, although he devotes minimal time to this enterprise. From 1984 to 1988, Mr. Fisher served as Technical Marketing Manager and Product Development Manager for Teknowledge, Inc., a developer of artificial intelligence software products. From 1981 to 1984, he served as a member of the technical staff for AT&T Bell Laboratories, a research and development division for American Telephone & Telegraph Company. Mr. Fisher serves as a director of Infodata Systems, Inc., an Internet document publishing software company. He received his B.S. in Electrical Engineering from the University of Missouri and received his M.S. in Electrical Engineering from Stanford University.

     Peter L. Harris has been a director of the Company since December 1996. He has served as Chairman, Chief Executive Officer and President of Expressly Portraits Inc., a family portrait studio chain, since August 1995. Mr. Harris was Chairman, President and Chief Executive Officer of Accolade, Inc., a publisher of interactive entertainment software, from May 1994 to July 1995. From August 1993 to March 1994 he served as a Reorganization Administrator for American Fashion Jewels. From March 1993 to the present, Mr. Harris has been the President of Phoenix Retailing. Mr. Harris was President and Chief Executive Officer of F.A.O. Schwarz from 1985 to 1992. Mr. Harris serves as a director of Hollywood Park, Inc., Natural Wonders, Inc. and Pacific Sunwear of California, Inc. Mr. Harris received his B.A. in Business Administration from Whittier College.

     Peter H. Jackson has been a director of the Company since December 1996.
He has served as President and Chief Executive Officer of Intraware, Inc., a developer and distributor of intranet software tools and applications, since co-founding it in July 1996. From April 1994 to May 1996, Mr. Jackson was President and Chief Operating Officer of Dataflex Corporation, a computer hardware reseller and services provider. Previously, Mr. Jackson served as President and Chief Executive Officer of Granite Computer Products, Inc., a supplier of computer hardware and software for large corporations, which he founded in 1985. Granite Computer Products, Inc. was acquired by Dataflex Corporation in April 1994. Mr. Jackson received his B.A. in History from the University of California, Berkeley.

     Kenneth J. Orton has been a director of the Company since September 1996. Mr. Orton has been President and Chief Executive Officer of Preview Travel, Inc., an online travel service, since June 1997. From April 1994 to June 1997, Mr. Orton served as President and Chief Operating Officer of Preview Travel. From 1989 to March 1994, he served as Vice President and General Manager for Epsilon, Inc., a wholly-owned subsidiary of American Express TRS, a database marketing company. Mr. Orton received his B.A. in Business Administration and Marketing from California State University, Fullerton.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     BOARD OF DIRECTORS. During 1997, the Board met five times, including telephone conference meetings, and acted by written consent two times. No director attended fewer than 75% of the aggregate of the number of meetings of the Board (held during the period for which he was a director) and the number of meetings held by all committees of the Board on which such director served (during the period that such director served), except for Kenneth J. Orton who attended 71% of the aggregate of such meetings.

     Standing committees of the Board include an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing similar functions.

     AUDIT COMMITTEE. Messrs. Jackson and Orton are the current members of the Audit Committee. The Audit Committee meets with the Company's independent accountants to review the adequacy of the Company's internal control systems and financial reporting procedures; reviews the general scope of the Company's annual audit and the fees charged by the independent accountants; reviews and monitors the performance of non-audit services by the Company's auditors, reviews the fairness of any proposed transaction between the Company and any officer, director or other affiliate of the Company (other than transactions subject to the review of the Compensation Committee), and after such review, makes recommendations to the full Board; and performs such further functions as may be required by any stock exchange or over-the-counter market upon which the Company's Common Stock may be listed. The Audit Committee met two times during 1997.

     COMPENSATION COMMITTEE. Messrs. Harris and Orton are the current members of the Compensation Committee. The Compensation Committee recommends compensation for officers and employees of the Company and grants (or delegates authority to grant) options and other awards under the Company's 1995 Equity Incentive Plan, 1996 Employee Stock Purchase Plan and 1996 Directors Stock Option Plan. The Compensation Committee did not meet during 1997 and acted by written consent five times.

DIRECTOR COMPENSATION

     The Company reimburses the members of the Board for reasonable expenses associated with their attendance at Board meetings. None of the members of the Board receives a fee for attending Board meetings. Members of the Board who are not employees of the Company, or any parent, subsidiary or affiliate of the Company, are eligible to participate in the Company's 1996 Directors Stock Option Plan (the "Directors Plan"). Under the Directors Plan, eligible directors receive, as of the date they join the Board, an option to purchase 15,000 shares of the Company's Common Stock. Eligible directors who have served on the Board continuously receive an option to purchase 5,000 shares on each anniversary of the initial grant. Pursuant to the Directors Plan, Messrs. Orton, Jackson and Harris each received an option to purchase 5,000 shares of the Company's Common Stock at exercise prices of $22.40, $17.20 and $14.01 per share, respectively. The grant dates of such options were September 19, 1997, December 15, 1997 and December 26, 1997, respectively.

                  THE BOARD RECOMMENDS A VOTE FOR THE ELECTION
                                              ---
                      OF EACH OF THE NOMINATED DIRECTORS.

            PROPOSAL NO. 2 - AMENDMENT OF 1995 EQUITY INCENTIVE PLAN

     Stockholders are being asked to approve an amendment of the Company's 1995 Equity Incentive Plan (the "Incentive Plan") to increase the number of shares of Common Stock reserved for issuance thereunder from 3,500,000 shares to 5,300,000 shares.

     The Board believes that the increase in the number of shares reserved for issuance under the Incentive Plan is in the best interests of the Company because of the continuing need to provide stock options to attract and retain quality employees and remain competitive in the industry. The granting of equity incentives under the Incentive Plan plays an important role in the Company's efforts to attract and retain employees of outstanding ability. Competition for skilled engineers and other key employees in the software industry is intense and the use of significant stock options for retention and motivation of such personnel is pervasive in the high technology industries. The Board believes that the additional reserve of shares with respect to which equity incentives may be granted will provide the Company with adequate flexibility to ensure that the Company can continue to meet those goals and facilitate the Company's expansion of its employee base.

     The Board approved the proposed amendment on March 16, 1998, to be effective upon stockholder approval. Below is a summary of the principal provisions of the Incentive Plan. The summary is not necessarily complete, and reference is made to the full text of the Incentive Plan.

                   SUMMARY OF THE 1995 EQUITY INCENTIVE PLAN

INCENTIVE PLAN HISTORY

     In November 1995, the Board adopted and the Company's stockholders approved the Incentive Plan and reserved 1,500,000 shares of Common Stock for issuance thereunder. The Incentive Plan was amended in August 1996 to increase the number of shares reserved for issuance thereunder from 1,500,000 to 3,032,250. In December 1996, the Board further amended and restated the Incentive Plan to become effective upon the Company's initial public offering. The Company's stockholders approved the amendment and restatement of the Incentive Plan in January 1997. The amendment and restatement of the Incentive Plan increased the shares reserved for issuance from 3,032,250 to 3,500,000. The purpose of the Incentive Plan is to offer eligible persons an opportunity to participate in the Company's future performance through awards of stock options, restricted stock and stock bonuses.

     As of March 31, 1998, options to purchase an aggregate of 2,200,106 shares of Common Stock were outstanding under the Incentive Plan, with exercise prices ranging from $0.033 to $33.63 per share, and options to purchase 1,060,175 shares were available for grant. Of these, options to purchase a total of 2,387,460 shares were granted to all employees as a group (including all current officers who are non-executive officers), of which options to purchase 390,635 shares were canceled. As of March 31, 1998, the Company's current executive officers as a group (six persons) were granted options under the Incentive Plan to purchase an aggregate of 484,000 shares and options to purchase an aggregate of 2,122,460 shares were granted to employees other than executive officers. For a list of options granted to Named Executive Officers (as defined in "Executive Compensation") during 1997, please see the chart on page 17. No options were granted during the period under the Incentive Plan to any other executive officer or director of the Company, or any associate of any of the foregoing.

SHARES

     The stock subject to issuance under the Incentive Plan consists of shares of ONSALE's authorized but unissued Common Stock. The number of shares of Common Stock currently reserved for issuance under the Incentive Plan is 3,500,000 shares ("Available Shares"). Proposal No. 2 seeks to increase the number of shares reserved for issuance under the Incentive Plan from 3,500,000 shares to 5,300,000 shares. Shares subject to an option granted pursuant to the Incentive Plan that expires or is terminated for any reason without being exercised, shares subject to an award granted pursuant to the Incentive Plan that is forfeited or is repurchased by the Company at the original issue price, and shares subject to an award granted pursuant to the Incentive Plan that otherwise terminates without shares being issued will again become available for grant and issuance pursuant to awards under the Incentive Plan. This number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

ELIGIBILITY

     Employees, officers, directors, consultants, independent contractors and advisors of the Company or any parent or subsidiary of the Company (the "Participants") are eligible to receive awards under the Incentive Plan. No person will be eligible to receive more than 250,000 shares in any calendar year pursuant to awards granted under the Incentive Plan. Notwithstanding the foregoing, a new employee is eligible to receive up to a maximum of 750,000 shares pursuant to the Incentive Plan in the calendar year in which he or she commences employment. As of March 31, 1998, approximately 147 persons were in the class of persons eligible to participate in the Incentive Plan, 239,719 shares had been issued upon exercise of options, 2,200,106 shares were subject to outstanding options, and no shares had been issued pursuant to stock bonus awards. As of that date, 1,060,175 shares were available for future grant, not including the proposed amendment to the Incentive Plan. If the proposed amendment had been approved by the stockholders as of such date, there would have been 2,860,175 shares available under the Incentive Plan. The closing price of the Company's Common Stock on the Nasdaq National Market was $30.6875 per share as of April 16, 1998, the last trading day before the Record Date.


ADMINISTRATION

     The Incentive Plan is administered by the Compensation Committee, the members of which are appointed by the Board. The Compensation Committee currently consists of Kenneth J. Orton and Peter L. Harris, both of whom are "non-employee directors," as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors," as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     Subject to the terms of the Incentive Plan, the Compensation Committee determines the persons who are to receive awards, the number of shares subject to each such award, and the terms and conditions of such awards. The Compensation Committee has authorized S. Jerrold Kaplan, the Company's President and Chief Executive Officer, to grant options to purchase up to 25,000 shares of the Company's Common Stock to employees of the Company whose transactions in the Company's Common Stock are not subject to Section 16 of the Exchange Act. The Compensation Committee also has the authority to construe and interpret any of the provisions of the Incentive Plan or any awards granted thereunder.

STOCK OPTIONS

     The Incentive Plan permits the granting of options that are intended to qualify either as Incentive Stock Options ("ISOs") or Nonqualified Stock Options ("NQSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or any parent or subsidiary of the Company. The option exercise price for each ISO share must be no less than 100% of the "fair market value" (as defined in the Incentive Plan) of a share of Common Stock at the time the ISO is granted. The per share exercise price of an ISO granted to a 10% stockholder must be no less than 110% of the fair market value of a share of Common Stock at the time the ISO is granted. The option exercise price for each NQSO share must be no less than 85% of the fair market value of a share of Common Stock at the time of grant. The Company has not granted options under the Incentive Plan at less than fair market value and does not intend to do so in the foreseeable future.

     The exercise price of options granted under the Incentive Plan may be paid as approved by the Compensation Committee at the time of grant: (1) in cash (by check); (2) by cancellation of indebtedness of the Company to the Participant;
(3) by surrender of shares of the Company's Common Stock owned by the Participant for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (4) by tender of a full recourse promissory note; (5) by waiver of compensation due to or accrued by the Participant for services rendered; (6) by a "same-day sale" commitment from the Participant and a National Association of Securities Dealers, Inc. ("NASD") broker; (7) by a "margin" commitment from the Participant and an NASD broker; or (8) by any combination of the foregoing.

RESTRICTED STOCK AWARDS

     The Compensation Committee may grant Participants restricted stock awards to purchase stock either in addition to, or in tandem with, other awards under the Incentive Plan, under such terms, conditions and restrictions as the Compensation Committee may determine. The purchase price for such awards must be no less than 85% of the fair market value of the Company's Common Stock on the date of the award (and in the case of an award granted to a 10% stockholder, the purchase price shall be 100% of fair market value) and can be paid for in any of the forms of consideration listed in items (1) through (5) in "Stock Options" above, as are approved by the Compensation Committee at the time of grant. The Company has not granted any restricted stock awards under the Incentive Plan to date, and does not intend to do so in the foreseeable future.

STOCK BONUS AWARDS

     The Compensation Committee may grant Participants stock bonus awards either in addition to or in tandem with other awards under the Incentive Plan, under such terms, conditions and restrictions as the Compensation Committee may determine. The Company has not granted any stock bonus awards under the Incentive Plan to date, and does not intend to grant stock bonus awards from shares now reserved or now proposed to be reserved under the Incentive Plan.

MERGERS, CONSOLIDATIONS, CHANGE OF CONTROL

     In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all of its assets, or any other similar corporate transaction, the successor corporation may assume awards under the Incentive Plan, substitute equivalent awards in exchange for those granted under the Incentive Plan, or provide consideration substantially similar to that which is provided to stockholders of the Company in such transaction. In the event that the successor corporation does not assume or substitute awards, such awards will expire upon the closing of such transaction at the time and upon the conditions as the Compensation Committee determines; provided, however, that the Compensation Committee may, in its sole discretion, provide that the vesting of any or all awards granted pursuant to the Incentive Plan will accelerate.

AMENDMENT OF THE INCENTIVE PLAN

     The Board may at any time terminate or amend the Incentive Plan, including amending any form of award agreement or instrument to be executed pursuant to the Incentive Plan. However, the Board may not amend the Incentive Plan in any manner that requires stockholder approval pursuant to the Code or the regulations promulgated thereunder, or pursuant to the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder.

TERM OF THE INCENTIVE PLAN

     Unless terminated earlier as provided in the Incentive Plan, the Incentive Plan will expire in November 2005, ten years from the date it was adopted by the Board.

FEDERAL INCOME TAX INFORMATION

     THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE INCENTIVE PLAN. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE INCENTIVE PLAN.

     Incentive Stock Options. A Participant will recognize no income upon grant of an ISO and incur no tax on its exercise (unless the Participant is subject to the alternative minimum tax ("AMT")). If the Participant holds shares acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the Participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

     If the Participant disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term, mid-term or short-term capital gain, depending upon the amount of time the ISO Shares were held by the Participant.

     Alternative Minimum Tax. The difference between the fair market value of the ISO Shares on the date of exercise and the exercise price is an adjustment to income for purposes of AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of the portion of an individual taxpayer's alternative minimum taxable income that would otherwise be taxable as ordinary income (28% in the case of alternative minimum taxable income in excess of $175,000). A maximum 20% AMT rate applies to the portion of alternative minimum taxable income that would otherwise be taxable as net capital gain. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price), and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

     Nonqualified Stock Options. A Participant will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO, the Participant must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's exercise price. The included amount must be treated as ordinary income by the Participant and may be subject to withholding by the Company (either by payment in cash or withholding out of the Participant's salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

     Restricted Stock and Stock Bonus Awards. Restricted stock and stock bonus awards will generally be subject to tax at the time of receipt, unless there are restrictions that enable the Participant to defer tax. At the time the tax is incurred, the tax treatment will be similar to that discussed above for NQSOs.

     Maximum Tax Rates. The maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain will be taxed at a maximum of 20%. For this purpose, in order to receive long-term capital gain treatment, the shares must be held for more than eighteen months. Mid-term capital gain will be taxed at a maximum of 28%. For this purpose, in order to receive mid-term capital gain treatment, the shares must be held for more than one year but less than eighteen months. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

     Tax Treatment of the Company. The Company generally will be entitled to a deduction in connection with the exercise of an NQSO by a Participant or the receipt of restricted stock or stock bonuses by a Participant to the extent that the Participant recognizes ordinary income and the Company withholds tax. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares.

     ERISA. The Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under Section 401(a) of the Code.

              THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF THE
                                          ---
                          1995 EQUITY INCENTIVE PLAN.

        PROPOSAL NO. 3 - AMENDMENT OF 1996 EMPLOYEE STOCK PURCHASE PLAN

     Stockholders are being asked to approve an amendment of the Company's 1996 Employee Stock Purchase Plan (the "Stock Purchase Plan") to increase the number of shares of Common Stock reserved for issuance thereunder from 150,000 shares to 300,000 shares and to provide that the number of shares reserved for issuance under the Stock Purchase Plan will be automatically increased each January 1 by an amount equal to 1.5% of the outstanding shares of the Company as of the last day of the prior year. The Board believes that the increase and the annual increase in the number of shares reserved for issuance under the Stock Purchase Plan are in the best interests of the Company because of the continuing need to provide equity participation to attract and retain quality employees and remain competitive in the industry. The maintenance of an adequate share pool under the Stock Purchase Plan plays an important role in the Company's efforts to attract and retain employees of outstanding ability.


     The Board approved the proposed amendment on March 16, 1998, to be effective upon stockholder approval. Below is a summary of the principal provisions of the Stock Purchase Plan, assuming stockholder approval of the amendment. The summary is not necessarily complete, and reference is made to the full text of the Stock Purchase Plan.

                SUMMARY OF THE 1996 EMPLOYEE STOCK PURCHASE PLAN

STOCK PURCHASE PLAN HISTORY

     The Board adopted the Stock Purchase Plan in December 1996 and the Company's stockholders approved it in January 1997. The Stock Purchase Plan became effective on April 17, 1997, the first business day on which price quotations for the Company's Common Stock were available on the Nasdaq National Market. The Stock Purchase Plan will continue until the earliest to occur of its termination by the Board, issuance of all of the shares of

Common Stock reserved for issuance under the Stock Purchase Plan, or December 18, 2006, ten years from the date the Board adopted the Stock Purchase Plan.

     The purpose of the Stock Purchase Plan is to provide employees of the Company and its subsidiaries and affiliates designated by the Board as eligible to participate in the Stock Purchase Plan ("Participating Employees") with a convenient means to acquire an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and to provide an additional incentive for continued employment.

SHARES

     The stock subject to issuance under the Stock Purchase Plan consists of shares of the Company's authorized but unissued Common Stock. An aggregate of 150,000 shares of Common Stock have been reserved by the Board for issuance under the Stock Purchase Plan. Proposal No. 3 seeks to increase the number of shares reserved for issuance under the Stock Purchase Plan from 150,000 to 300,000, and to provide that the number of shares reserved for issuance under the Stock Purchase Plan will be automatically increased each year by 1.5% of the outstanding shares of the Company as of the last day of the prior year. This number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

ELIGIBILITY

     All employees of the Company, or any parent or subsidiary, are eligible to participate in an Offering Period (as defined below) under the Stock Purchase Plan, except the following:

          (a) employees who are not employed by the Company 15 days before the beginning of such Offering Period;

          (b) employees who are customarily employed for less than 20 hours per week;

          (c) employees who are customarily employed for less than five months in a calendar year; and

          (d) employees who own stock or hold options to purchase stock or who, as a result of participation in the Stock Purchase Plan, would own stock or hold options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

     As of March 31, 1998, approximately 127 persons were eligible to participate in the Stock Purchase Plan and 57,254 shares had been issued pursuant to the Stock Purchase Plan. As of that date, 92,746 shares were available for future issuance under the Stock Purchase Plan, not including the proposed amendment to the Stock Purchase Plan. If the proposed amendment had been approved by the stockholders as of such date, there would have been 242,746 shares available under the Stock Purchase Plan. As of April 16, 1998 (the last trading day prior to the Record Date), the closing price of the Company's Common Stock on the Nasdaq National Market was $30.6875 per share.

     Participating Employees participate in the Stock Purchase Plan through payroll deductions. A Participating Employee sets the rate of such payroll deductions, which may not be less than 2% nor more than 15% of the Participating Employee's base salary, before any deductions from the Participating Employee's salary pursuant to Sections 125 or 401(k) of the Code. No Participating Employee is permitted to purchase shares under the Stock Purchase Plan at a rate which, when aggregated with such employee's rights to purchase stock under all similar purchase plans of the Company, exceeds $25,000 in fair market value determined as of the Offering Date for each calendar year.

ADMINISTRATION

     The Stock Purchase Plan is administered by the Compensation Committee; its interpretation or construction of any provisions of the Stock Purchase Plan will be final and binding on all Participating Employees.

OFFERING PERIODS

     Each offering of Common Stock under the Stock Purchase Plan is for a period of 24 months (the "Offering Period"). Offering Periods are planned to commence on February 1 and August 1 of each year and to end on January 31 and July 31 of each year, respectively; provided, however, that the initial Offering Period commenced on April 17, 1997 and expires on January 31, 1999. Each Offering Period consists of four six-month purchase periods (individually, a "Purchase Period") during which payroll deductions of the Participating Employees are accumulated under the Stock Purchase Plan. The Board has the power to set the beginning of any Offering Period and to change dates or the duration of Offering Periods or Purchase Periods without stockholder approval if such change is announced at least 15 days before the scheduled beginning of the first Offering Period or Purchase Period to be affected. The first day of each Offering Period is the "Offering Date" for such Offering Period and the last business day of each Purchase Period is the "Purchase Date" for such Purchase Period.

     Participating Employees participate in the Stock Purchase Plan during each Offering Period through regular payroll deductions as described above. Participating Employees may elect to participate in any Offering Period by enrolling as provided under the terms of the Stock Purchase Plan. Once enrolled, a Participating Employee will automatically participate in each succeeding Offering Period unless the Participating Employee withdraws from the Offering Period or the Stock Purchase Plan is terminated. After the rate of payroll deductions for an Offering Period has been set by a Participating Employee, that rate will continue to be effective for the remainder of the Offering Period (and for all subsequent Offering Periods in which the Participating Employee is automatically enrolled) unless otherwise changed by the Participating Employee. The Participating Employee may increase or lower the rate of payroll deductions for any subsequent Offering Period, but may only lower the rate of payroll deductions for an ongoing Offering Period. No more than one change may be made during a single Offering Period.

PURCHASE PRICE

     The purchase price of shares that may be acquired in any Purchase Period under the Stock Purchase Plan is 85% of the lesser of the fair market value of the shares on the Offering Date or the fair market value of the shares on the Purchase Date. The fair market value of a share of the Company's Common Stock is deemed to be the closing price of the Company's Common Stock on the Nasdaq National Market on the date of determination as reported in The Wall Street
                                                            ---------------
Journal, except that the fair market value of a share of the Company's Common
-------
Stock on the Offering Date of the first Offering Period was the price per share at which shares of the Company's Common Stock were offered for sale to the public in the Company's initial public offering of shares of its Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

PURCHASE OF STOCK UNDER THE STOCK PURCHASE PLAN

     The number of whole shares a Participating Employee will be able to purchase in any Purchase Period will be determined by dividing the total payroll amount withheld from the Participating Employee during the Purchase Period pursuant to the Stock Purchase Plan by the purchase price for each share determined as described above. The purchase will take place automatically on the Purchase Date of such Purchase Period.

WITHDRAWAL

     A Participating Employee may withdraw from any Offering Period. Upon withdrawal, the accumulated payroll deductions will be returned to the withdrawn Participating Employee, without interest, provided that the withdrawal occurs at least 15 days before the related Purchase Date. If the withdrawal occurs less than 15 days before such Purchase Date, payroll deductions will continue for the remainder of that Purchase Period. No further payroll deductions for the purchase of shares will be made for the succeeding Offering Period unless the Participating Employee enrolls in the new Offering Period at least 15 days before the Offering Date.

AMENDMENT OF THE STOCK PURCHASE PLAN

     The Board may at any time amend, terminate or extend the term of the Stock Purchase Plan, except that any such termination cannot affect the terms of shares previously granted under the Stock Purchase Plan, nor may any amendment make any change in the terms of shares previously granted which would adversely affect the right of any participant, nor may any amendment be made without stockholder approval if such amendment would: (a) increase the number of shares that may be issued under the Stock Purchase Plan; (b) change the designation of the employees (or class of employees) eligible for participation in the Stock Purchase Plan; or (c) constitute an amendment for which stockholder approval is required in order to comply with Rule 16b-3 (or any successor rule) of the Exchange Act.

TERM OF THE STOCK PURCHASE PLAN

     The Stock Purchase Plan will continue until the earlier to occur of: (a) termination of the Stock Purchase Plan by the Board; (b) the issuance of all the shares of Common Stock reserved for issuance under the Stock Purchase Plan; or
(c) or December 18, 2006, ten years after the date the Stock Purchase Plan was adopted by the Board.

FEDERAL INCOME TAX INFORMATION

     THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND EMPLOYEES PARTICIPATING IN THE STOCK PURCHASE PLAN. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPATING EMPLOYEE WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPATING EMPLOYEE HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISER REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE STOCK PURCHASE PLAN.

     The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

     Tax Treatment of the Participating Employee. Participating Employees will not recognize income for federal income tax purposes either upon enrollment in the Stock Purchase Plan or upon the purchase of shares. All tax consequences are deferred until a Participating Employee sells the shares, disposes of the shares by gift or dies.

     If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable Offering Period, or if the Participating Employee dies while owning the shares, the Participating Employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of: (a) 15% of the fair market value of the shares at the beginning of the Offering Period; or (b) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of shares is treated as capital gain, taxed at a rate that depends on how long the shares have been held. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the Participating Employee has a capital loss for the difference between the sale price and the purchase price.

     If the shares are sold or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) (in any case, a "disqualifying disposition") within either the one-year or the two-year holding periods described above, the Participating Employee realizes ordinary income at the time of sale or other disposition, taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. This excess will constitute ordinary income (not currently subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the aggregate fair market value of the shares at the date of purchase is a capital gain or loss. Capital gains may be offset by capital losses, and up to $3,000 of capital losses may be used annually against ordinary income.

     Tax Treatment of the Company. The Company will be entitled to a deduction in connection with the disposition of shares acquired under the Stock Purchase Plan only to the extent that the Participating Employee recognizes ordinary income on a disqualifying disposition of the shares. The Company will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, Participating Employees will be required to notify the Company in writing of the date and terms of any disposition of shares purchased under the Stock Purchase Plan.

     ERISA. The Stock Purchase Plan is not subject to any of the provisions of ERISA nor is it qualified under Section 401(a) of the Code.


              THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF THE
                                          ---
                       1996 EMPLOYEE STOCK PURCHASE PLAN.

     PROPOSAL NO. 4 - RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Company has selected Price Waterhouse LLP as its independent accountants to perform the audit of the Company's financial statements for 1998, and the stockholders are being asked to ratify such selection. Price Waterhouse LLP has been engaged as the Company's independent accountants since 1996. Representatives of Price Waterhouse LLP will be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so, and will be available to respond to appropriate questions.

                THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION
                                            ---
                   OF THE SELECTION OF PRICE WATERHOUSE LLP.

                               NEW PLAN BENEFITS

  The amounts of future option grants under the Incentive Plan and future purchases under the Stock Purchase Plan to (i) the Company's Chief Executive Officer; (ii) the Company's four most highly compensated executive officers (other than the Chief Executive Officer) who were serving as executive officers at the end of 1997; (iii) all current executive officers as a group; (iv) all current directors who are not executive officers as a group; and (v) all employees, including all officers who are not executive officers, as a group, are not determinable because under the terms of the Incentive Plan such grants are made in the discretion of the Compensation Committee or its designees, and under the terms of the Stock Purchase Plan such purchases are based on participant contributions. Future option exercise prices under the Incentive Plan are not determinable because they are based upon the fair market value of the Company's Common Stock on the date of grant, and future purchase prices under the Stock Purchase Plan are not determinable because they are based on the fair market value of the Company's Common Stock at the beginning of each Offering Period and on each Purchase Date.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information with respect to the beneficial ownership of ONSALE Common Stock as of March 31, 1998 by: (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (ii) each director and nominee; (iii) each Named Executive Officer set forth in the Summary Compensation Table below; and (iv) all directors and executive officers as a group.

                                                                     AMOUNT OF
NAME OF BENEFICIAL OWNER                                      BENEFICIAL OWNERSHIP (1)         PERCENT
----------------------------------------------------------  ----------------------------  ------------------
Alan S. Fisher (2)(3).....................................              5,960,000               31.8%
 Software Partners, Inc.
S. Jerrold Kaplan (3)(4)..................................              5,249,695               28.0%
Razi Mohiuddin (3)(5).....................................              2,166,815               11.6%
Kleiner Perkins Caufield & Byers (6)......................              1,278,228                6.8%
Barry R. Fierstein........................................              1,000,000                5.3%
Martha D. Greer (7).......................................                 48,411                 *
Merle W. McIntosh (8).....................................                 39,589                 *
Peter L. Harris (9).......................................                  6,375                 *
Kenneth J. Orton (10).....................................                  9,670                 *
Peter H. Jackson (11).....................................                  6,000                 *
Dennis J. Shepard (12)....................................                 30,214                 *
All executive officers and directors as a group
 (9 persons) (13).........................................             11,349,954               60.5%

-----------------
*Less than 1%

(1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days after March 31, 1998 are considered to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Represents 3,718,185 shares held of record by Mr. Fisher, 75,000 shares held of record by the Kelly Elizabeth Fisher Irrevocable Trust and 2,206,815 shares held of record by Mr. Mohiuddin, the Mohiuddin Children's Trust and the Momin Foundation (as described in note 5 below), all of which are subject to a voting trust agreement under which Software Partners, Inc. has the right to vote the shares. Mr. Fisher disclaims beneficial ownership of the shares held by the Kelly Elizabeth Fisher Irrevocable Trust. Software Partners, Inc. is owned by Messrs. Fisher and Mohiuddin. Mr. Fisher is a director, President and more than 50% shareholder of Software Partners, Inc. The address of Software Partners, Inc. is 1953 Landings Drive, Mountain View, California 94043. Mr. Fisher is Vice President of Development and Operations, Chief Technical Officer and a director of the Company. The address of Mr. Fisher is c/o ONSALE, Inc., 1350 Willow Road, Suite 202, Menlo Park, California 94025.

(3) The Company has the right to repurchase at their original cost the shares owned by Messrs. Fisher, Kaplan and Mohiuddin, which right commenced lapsing monthly as to 1/48th of such shares on July 21, 1994 and continues to lapse so long as, in Mr. Fisher's and Mr. Mohiuddin's case, Mr. Fisher is rendering substantial services to the Company and, in Mr. Kaplan's case, Mr. Kaplan is rendering substantial services to the Company. At March 31, 1998, Messrs. Fisher, Kaplan and Mohiuddin beneficially owned 316,098 shares, 500,000 shares and 183,901 shares, respectively, that remain subject to the Company's repurchase rights.

(4) Represents shares held of record by Mr. Kaplan. Excludes shares held of record by Amy Kaplan Eckman, trustee of the Lily Layne Kaplan Irrevocable Trust and shares held of record by the Kaplan Family Trust;

    Mr. Kaplan disclaims beneficial ownership of the shares held by the trusts. Mr. Kaplan is President, Chief Executive Officer and a director of the Company. The address of Mr. Kaplan is c/o ONSALE, Inc., at 1350 Willow Road, Suite 202, Menlo Park, California 94025.

(5) Represents 1,966,815 shares held of record by Mr. Mohiuddin, 150,000 shares held of record by the Mohiuddin Children's Trust, Ali Ansari & Tanveer Fatima, Joint Trustees and 50,000 shares held of record by the Momin Foundation. The address of Mr. Mohiuddin is c/o Software Partners, Inc., 1953 Landings Drive, Mountain View, California 94043.

(6) Of the 1,278,228 shares beneficially owned by Kleiner Perkins Caufield & Byers, 1,235,619 shares are held of record by KPCB VIII and 42,609 shares are held of record by KPCB Information Sciences Zaibatsu Fund II. The address of KPCB VIII and KPCB Information Sciences Zaibatsu Fund II is 2750 Sand Hill Road, Menlo Park, California 94025.

(7) Includes shares issuable upon exercise of options exercisable within 60 days. Ms. Greer is the Company's Vice President of Merchandise Management.

(8) Represents shares issuable upon exercise of options exercisable within 60 days. Mr. McIntosh is the Company's Vice President, Merchandise Acquisition.

(9) Includes 4,125 shares issuable upon exercise of an option exercisable within 60 days. Mr. Harris is a director of the Company.

(10) Includes 8,670 shares issuable upon exercise of options exercisable within 60 days. Mr. Orton is a director of the Company.

(11) Represents shares issuable upon exercise of options exercisable within 60 days. Mr. Jackson is a director of the Company.

(12) Represents shares issuable upon exercise of options exercisable within 60 days. Mr. Shepard is the Vice President, Operations of the Company.

(13) Includes 136,707 shares issuable upon exercise of options exercisable within 60 days.

                             EXECUTIVE COMPENSATION

     The following table sets forth all compensation awarded, earned or paid for services rendered in all capacities to ONSALE and its subsidiaries during each of 1995, 1996 and 1997 to ONSALE's Chief Executive Officer and ONSALE's four other most highly compensated executive officers who were serving as executive officers at the end of 1997 (together, the "Named Executive Officers"). This information includes the dollar values of base salaries and bonus awards, the number of shares subject to stock options granted and certain other compensation, if any, whether paid or deferred. ONSALE does not grant stock appreciation rights and has no long-term compensation benefits other than stock options.

                           SUMMARY COMPENSATION TABLE


                                                                        LONG-TERM
                                                                       COMPENSATION
                                               ANNUAL COMPENSATION       AWARDS
                                            -------------------------  ------------
                                                           OTHER        SECURITIES         ALL
                                                          ANNUAL        UNDERLYING        OTHER
NAME AND PRINCIPAL POSITION           YEAR   SALARY   COMPENSATION(1)    OPTIONS      COMPENSATION(2)
------------------------------------  ----  --------  ---------------  ------------   ---------------
S. Jerrold Kaplan                     1997  $100,000       $     0              0          $250
  President and Chief Executive       1996         0       $     0              0          $  0
  Officer                             1995         0       $     0              0          $  0

Merle W. McIntosh                     1997  $126,421       $38,771        161,000          $250
  Senior Vice President,              1996       n/a           n/a            n/a           n/a
  Merchandise Acquisition             1995       n/a           n/a            n/a           n/a

Martha D. Greer                       1997  $125,960       $40,000         11,000          $250
  Vice President of Merchandise       1996       n/a           n/a        150,000           n/a
  Management                          1995       n/a           n/a            n/a           n/a

Dennis J. Shepard                     1997  $118,686       $     0        121,000          $250
 Vice President of Operations         1996       n/a           n/a            n/a           n/a
                                      1995       n/a           n/a            n/a           n/a
Alan S. Fisher                        1997  $100,000       $     0              0          $250
  Vice President of Development and   1996         0       $     0              0          $  0
  Operations, Chief Technical         1995         0       $     0              0          $  0
  Officer

----------------------
(1) Represents relocation compensation
(2) Represents 401(k) contributions

     The following table sets forth further information regarding option grants pursuant to the Incentive Plan during 1997 to each of the Named Executive Officers. In accordance with the rules of the SEC, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term.

                             OPTION GRANTS IN 1997

                                                                                                       POTENTIAL REALIZABLE
                             NUMBER OF                                                                VALUE AT ASSUMED ANNUAL
                            SECURITIES      PERCENTAGE OF TOTAL                                        RATES OF STOCK PRICE
                            UNDERLYING       OPTIONS GRANTED TO                                   APPRECIATION FOR OPTION TERM(2)
                              OPTIONS           EMPLOYEES IN      EXERCISE PRICE  EXPIRATION      -------------------------------
      NAME                 GRANTED(1)              1997              PER SHARE       DATE            5%                10%
-----------------------  --------------      ------------------   --------------  ----------       --------         ----------
S. Jerrold Kaplan......               0                       0%             n/a         n/a            n/a                n/a

Merle W. McIntosh......         150,000                   16.24%          $ 7.00     2/26/07       $660,339         $1,673,430
                                 10,000                    1.08%          $ 5.10     5/12/07       $ 48,770         $  107,867
                                  1,000                    0.11%          $18.12    12/15/07       $  3,458         $   16,242

Martha D. Greer........          10,000                    1.08%          $ 5.10     5/12/07       $ 48,770         $  107,867
                                  1,000                    0.11%           18.12    12/15/07       $  3,458         $   16,242

Dennis J. Shepard......         120,000                   12.99%          $ 5.10     5/12/07       $585,238         $1,294,401
                                  1,000                    0.11%          $18.12    12/15/07       $  3,458         $   16,242

Alan S. Fisher.........               0                       0%             n/a         n/a            n/a                n/a

-----------------
(1) The options were granted at fair market value, are non-qualified stock options and will expire ten years after the date of grant, or earlier upon termination of the optionee's employment.

(2) The 5% and 10% assumed annual compound rates of stock price appreciation are mandated by the rules of the SEC and do not represent ONSALE's estimate or projection of future Common Stock prices or values.

     The following table sets forth certain information concerning the exercise of options by each of the Named Executive Officers during 1997, including the aggregate amount of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 1997. Also reported are values of "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and $31.00 per share, which was the closing price of ONSALE's Common Stock as reported on the Nasdaq National Market on December 31, 1997, the last day of trading in 1997.

             AGGREGATE OPTION EXERCISES IN 1997 AND YEAR-END VALUES

                                                                 NUMBER OF SECURITIES UNDERLYING        VALUE OF UNEXERCISED
                                                               UNEXERCISED OPTIONS AT YEAR-END (1)      IN-THE-MONEY OPTIONS
                                                                                                          AT YEAR-END (1)
                                                               ------------------------------------  --------------------------
                              SHARES
                            ACQUIRED ON     VALUE REALIZED
          NAME               EXERCISE             (2)            EXERCISABLE       UNEXERCISABLE     EXERCISABLE  UNEXERCISABLE
------------------------  ---------------  -----------------  -----------------  ------------------  -----------  --------------
S. Jerrold Kaplan.......                0               n/a                 n/a                 n/a          n/a            n/a
Merle W. McIntosh.......           10,000          $227,500              22,833             128,167     $252,558     $1,416,442
Martha D. Greer.........           10,000          $227,500              29,083             121,917     $321,308     $1,347,692
Dennis J. Shepard.......                0               n/a              17,625             103,375     $225,750     $1,322,250
Alan S. Fisher..........                0               n/a                 n/a                 n/a          n/a            n/a

----------------
(1) These values, unlike the amounts set forth in the column entitled "Value Realized," have not been, and may never be, realized and are based on the positive spread between the respective exercise prices of outstanding options and the closing price of ONSALE's Common Stock on December 31, 1997.

(2) "Value Realized" represents the fair market value of the shares of Common Stock underlying the option on the date of exercise less the aggregate exercise price of the option.

                             EMPLOYMENT AGREEMENTS


     Ms. Greer's offer letter of December 1996 provides for an initial annual salary of $125,000. The letter also provides for a one-time payment of $40,000 to reimburse her for relocation and interim living costs. At the commencement of her employment in December 1996, Ms. Greer also received an option to purchase 150,000 shares of Common Stock at an exercise price of $7.00 per share. The option vested as to 18,750 shares on June 1, 1997 and vests as to 3,125 shares each month thereafter. Ms. Greer's employment is "at will" and thus can be terminated at any time, with or without formal cause.

     Mr. McIntosh's offer letter of February 1997 provides for an initial annual salary of $175,000 commencing on March 12, 1997, and for reimbursement of up to $25,000 of costs associated with his relocation to California. At the commencement of his employment, Mr. McIntosh also received an option to purchase 150,000 shares of Common Stock at an exercise price of $7.00 per share. The option vested as to 18,750 shares on September 12, 1997 and vests as to 3,125 shares on the first day of each month thereafter. In the event that Mr. McIntosh is terminated without formal "cause" following a "change of control" transaction after the first six months of his employment, 25% of the unvested portion of his option will vest immediately upon his termination and he will receive three months' severance pay. Mr. McIntosh's employment is "at will" and thus can be terminated at any time, with or without formal cause.

     Mr. Shepard's offer letter of April 1997 provides for an initial annual salary of $175,000 commencing on April 28, 1997. The letter also provides for reimbursement of up to $5,000 of actual moving expenses. At the commencement of his employment, Mr. Shepard also received an option to purchase 120,000 shares of Common Stock at an exercise price of $5.10 per share. The option vested as to 15,000 shares on November 12, 1997 and vests as to 2,500 shares each month thereafter.

                        REPORT ON EXECUTIVE COMPENSATION

  This Report of the Compensation Committee is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.


  Final decisions regarding executive compensation and stock option grants to executives are made by the Compensation Committee of the Board. The Compensation Committee is composed of two independent non-employee directors, neither of whom has any interlocking relationship as defined by the SEC.

GENERAL COMPENSATION POLICY

  The Compensation Committee acts on behalf of the Board to establish the general compensation policy of the Company for all employees of the Company. The Compensation Committee typically reviews base salary levels for the Chief Executive Officer ("CEO") and other executive officers and employees of the Company at or about the beginning of each year. The Compensation Committee administers the Company's incentive and equity plans, including the 1995 Equity Incentive Plan (the "Incentive Plan") and the 1996 Directors Stock Option Plan (the "Directors Plan").

  The Compensation Committee's philosophy in compensating executive officers, including the CEO, is to relate compensation to corporate performance. Long-term equity incentives for executive officers are effected through the granting of stock options under the Incentive Plan. Stock options generally have value for the executive only if the price of the Company's stock increases above the fair market value on the grant date and the executive remains in the Company's employ for the period required for the shares to vest.

  The base salaries and stock option grants of the executive officers are determined in part by the Compensation Committee informally reviewing data on prevailing compensation practices in technology companies with whom the Company competes for executive talent and by their evaluating such information in connection with the Company's corporate goals. To this end, the Compensation Committee attempted to compare the compensation of the Company's executive officers with the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation. In addition to their base salaries, the Company's executive officers, including the CEO, are each eligible to participate in the Incentive Plan.

  In preparing the performance graph for this Proxy Statement, the Company used the Morgan Stanley High Technology Index as its published line of business index. The compensation practices of most of the companies in the Morgan Stanley High Technology Index were not reviewed by the Company when the Compensation Committee reviewed the compensation information described above because such companies were determined not to be competitive with the Company for executive talent.

1997 EXECUTIVE COMPENSATION

  Base Compensation. The Compensation Committee reviewed the recommendations and performance and market data outlined above and established a base salary level for each executive officer, including the CEO.

  Incentive Compensation. The Company paid no cash bonuses to its executive officers in 1997 and has no plans to do so in 1998.

  Stock Options. In 1997 stock options were granted to certain executive officers as incentives for them to become employees or to aid in the retention of executive officers and to align their interests with those of the stockholders. Stock options typically have been granted to executive officers when the executive first joins the Company, in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. The Compensation Committee may, however, grant additional stock options to executives for other reasons. The number of shares subject to each stock option granted is within the discretion of the Compensation Committee and is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance or consistency within the executive's peer group. In 1997, the Compensation Committee considered these factors, as well as the number of options held by such executive officers as of the date of grant that remained unvested. In the discretion of the Compensation Committee, executive officers may also be granted stock options under the Incentive Plan to provide greater incentive to continue their employment with the Company and to strive to increase the value of the Company's Common Stock. The stock options generally become exercisable over a four-year period and are granted at an exercise price that is equal to the fair market value of the Company's Common Stock on the date of grant.

  Company Performance and CEO Compensation. Mr. Kaplan did not receive a bonus in 1997 nor did he receive any stock options in that year.

  Compliance with Section 162(m) of the Internal Revenue Code of 1986. The Company intends to comply with the requirements of Section 162(m) of the Code. The Stock Purchase Plan is already in compliance with Section 162(m) by limiting stock awards to named executive officers. The Company does not expect cash compensation for 1998 to be in excess of $1,000,000 or consequently to be affected by the requirements of Section 162(m).


                               MEMBERS OF THE COMPENSATION COMMITTEE

                               Peter L. Harris
                               Kenneth J. Orton

                        COMPANY STOCK PRICE PERFORMANCE

     The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

     The graph below compares the cumulative total stockholder return on (i) the Common Stock of the Company with (ii) the Nasdaq Stock Market--Composite Index and (iii) the Morgan Stanley High Technology Index from April 17, 1997 (the effective date of the Company's registration statement with respect to the Company's initial public offering) to December 31, 1997 (assuming the investment of $100 in the Company's Common Stock and in each of the other indices on the date of the Company's initial public offering, and reinvestment of all dividends).

     The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of the Company's Common Stock.

                             [GRAPH APPEARS HERE]

  The above graph was plotted using the following data:

                                                       NASDAQ STOCK MARKET -         MORGAN STANLEY HIGH
                             ONSALE, INC.                COMPOSITE INDEX             TECHNOLOGY INDEX
                     ---------------------------- ----------------------------  ----------------------------
                        MARKET        INVESTMENT                   INVESTMENT                   INVESTMENT
       DATE              PRICE           VALUE         INDEX         VALUE          INDEX          VALUE
------------------   ------------  -------------- --------------  ------------  ------------  --------------
4/17/97                     6.00           $100         $1,217          $100          $357           $100
6/30/97                     9.25           $154         $1,442          $118          $426           $119
9/30/97                    32.25           $537         $1,685          $138          $520           $145
12/31/97                   18.00           $300         $1,570          $129          $447           $125

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     From January 1, 1997 to the present, there are no currently proposed transactions in which the amount involved exceeds $60,000 to which the Company or any of its subsidiaries was (or is to be) a party and in which any executive officer, director, 5% beneficial owner of the Company's Common Stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest, except for: (i) payments set forth under "Executive Compensation" above; (ii) the transactions described below under this caption; and (iii) indemnification agreements entered into by the Company with each of its directors and executive officers that provide the maximum indemnity available to directors and executive officers under Section 145 of the Delaware General Corporation Law and the Company's Bylaws, as well as certain additional procedural protections.

Such indemnity agreements provide generally that the Company will advance expenses incurred by directors and executive officers in any action or proceeding as to which they may be indemnified, and require the Company to indemnify such individuals to the fullest extent permitted by law.

     In December 1996, Mr. Harris, a director of the Company, purchased 20,000 shares of the Company's Common Stock for an aggregate purchase price of $100,000 paid with a full recourse promissory note secured by the shares, which note was repaid in March 1997.

     In February 1998, Dennis J. Shepard, the Company's Vice President of Operations, borrowed $125,000 from the Company at an interest rate of 5.47% in connection with the purchase of a primary residence. The loan is secured by an interest in Mr. Shepard's remaining securities of the Company, and repayment in full of $128,419, the maximum amount of indebtedness outstanding under the terms of the loan, is due in August 1998. As of March 19, 1998, $125,570 was due under the loan.


                             STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than December 24, 1998 in order to be included in the Company's Proxy Statement and form of proxy relating to that meeting.


   THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1997 IS AVAILABLE WITHOUT CHARGE BY WRITING TO OR CALLING THE COMPANY'S HEADQUARTERS. REQUESTS SHOULD BE DIRECTED TO THE COMPANY'S INVESTOR RELATIONS DEPARTMENT AT 1350 WILLOW ROAD, SUITE 202, MENLO PARK, CALIFORNIA 94025.


               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16 of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the Nasdaq National Market. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors of the Company, the Company believes that all Section 16(a) filing requirements were met during 1997, except that one Form 4, reporting a sale of securities in connection with the Company's October 1997 public offering, was filed late for each of the following persons: Alan S. Fisher, Martha D. Greer, Peter H. Jackson, S. Jerrold Kaplan, Merle W. McIntosh, Razi Mohiuddin, Kenneth J. Orton and John F. Sauerland.



                                 OTHER BUSINESS

     The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                                                                    Appendix A

                                  ONSALE, INC.

                           1995 EQUITY INCENTIVE PLAN

                   As Amended and Restated March 16, 1998/*/


     1.   PURPOSE.  The purpose of this Plan, as amended herein, (the
          -------
"AMENDMENT AND RESTATEMENT") is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

     2.   SHARES SUBJECT TO THE PLAN.
          --------------------------

          2.1   Number of Shares Available.  Subject to Sections 2.2 and 18,
                --------------------------
the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 5,300,000 Shares. Subject to Sections 2.2 and 18, Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an Award that otherwise terminates without Shares being issued will again be available for grant and issuance in connection with future Awards under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan. No Participant may receive (a) Restricted Stock Awards, (b) Stock Bonus Awards, or (c) Options with an Exercise Price below Fair Market Value for more than 100,000 Shares over the term of the Plan, and the sum of such awards issued under this Plan may not exceed 200,000 Shares in the aggregate over the term of the Plan.

         2.2  Adjustment of Shares.  In the event that the number of outstanding
              --------------------
Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of
                                            --------  -------
a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

     3.   ELIGIBILITY.  ISOs (as defined in Section 5 below) may be granted
          -----------
only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide
         --------
services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 250,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company) who are eligible to receive up to a maximum of 750,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

----------------------
/*/ Subject to stockholder approval scheduled for May 18, 1998.

     4.   ADMINISTRATION.
          --------------

          4.1  Committee Authority.  This Plan will be administered by the
               -------------------
Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

         (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

         (b) prescribe, amend and rescind rules and regulations relating to this Plan;

         (c)  select persons to receive Awards;

         (d)  determine the form and terms of Awards;

         (e) determine the number of Shares or other consideration subject to Awards;

         (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

         (g)  grant waivers of Plan or Award conditions;

         (h)  determine the vesting, exercisability and payment of Awards;

         (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

         (j)  determine whether an Award has been earned; and

         (k) make all other determinations necessary or advisable for the administration of this Plan.

          4.2      Committee Discretion.  Any determination made by the
                   --------------------
Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

     5.   OPTIONS.  The Committee may grant Options to eligible persons and
          -------
will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSO"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

          5.1      Form of Option Grant.  Each Option granted under this Plan
                   --------------------
will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("STOCK OPTION AGREEMENT"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

          5.2      Date of Grant.  The date of grant of an Option will be the
                   -------------
date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock

Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

          5.3      Exercise Period.  Options may be exercisable within the times
                   ---------------
or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be
                                 --------  -------
exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by
             ----------------
attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("TEN PERCENT STOCKHOLDER") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

          5.4      Exercise Price.  The Exercise Price of an Option will be
                   --------------
determined by the Committee when the Option is granted and may not be less than 85% of the Fair Market Value of the Shares on the date of grant; provided that:
(i) the Exercise Price of an ISO will not be less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased must be made in accordance with Section 8 of this Plan.

          5.5      Method of Exercise.  Options may be exercised only by
                   ------------------
delivery to the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

          5.6      Termination.  Notwithstanding the exercise periods set forth
                   -----------
in the Stock Option Agreement, exercise of an Option will always be subject to the following:

         (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

         (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant's death or Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

         (c) Notwithstanding the provisions in paragraph 5.6(a) above, if a Participant is determined by the Board to have committed an act of theft, embezzlement, fraud, dishonesty or a breach of fiduciary duty to the Company or Subsidiary, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

          5.7      Limitations on Exercise.  The Committee may specify a
                   -----------------------
reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

          5.8      Limitations on ISO.  The aggregate Fair Market Value
                   ------------------
(determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSO. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

          5.9      Modification, Extension or Renewal.  The Committee may
                   ----------------------------------
modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with
Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced
                --------  -------
below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

          5.10     No Disqualification.  Notwithstanding any other provision in
                   -------------------
this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

     6.   RESTRICTED STOCK.  A Restricted Stock Award is an offer by the
          ----------------
Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "PURCHASE PRICE"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

          6.1      Form of Restricted Stock Award.  All purchases under a
                   ------------------------------
Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("RESTRICTED STOCK PURCHASE AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

          6.2      Purchase Price.  The Purchase Price of Shares sold pursuant
                   --------------
to a Restricted Stock Award will be determined by the Committee and will be at least 85% of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price must be made in accordance with Section 8 of this Plan.

          6.3      Restrictions.  Restricted Stock Awards will be subject to
                   ------------
such restrictions (if any) as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine.

     7.   STOCK BONUSES.
          -------------

          7.1      Awards of Stock Bonuses.  A Stock Bonus is an award of Shares
                   -----------------------
(which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company (provided that the Participant pays the Company the par value of the shares awarded by such Stock Bonus in cash) pursuant to an Award Agreement (the "STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "PERFORMANCE STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

          7.2      Terms of Stock Bonuses.  The Committee will determine the
                   ----------------------
number of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will determine: (a) the nature, length and starting date of any period during which performance is to be measured (the "PERFORMANCE PERIOD") for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

          7.3      Form of Payment.  The earned portion of a Stock Bonus may be
                   ---------------
paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

          7.4      Termination During Performance Period.  If a Participant is
                   -------------------------------------
Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee will determine otherwise.

     8.   PAYMENT FOR SHARE PURCHASES.
          ---------------------------

          8.1      Payment.  Payment for Shares purchased pursuant to this Plan
                   -------
may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

         (a)  by cancellation of indebtedness of the Company to the Participant;

         (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

         (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not
                                --------  -------
              employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Purchase Price or Exercise Price equal to the par value of the Shares, if any, must be paid in cash.

         (d) by waiver of compensation due or accrued to the Participant for services rendered; provided, however, that the portion of the Purchase Price or Exercise Price equal to the par value of the Shares, if any, must be paid in cash.

         (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

              (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

              (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

         (f)  by any combination of the foregoing.

          8.2      Loan Guarantees.  The Committee may help the Participant pay
                   ---------------
for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

     9.   WITHHOLDING TAXES.
          -----------------

          9.1      Withholding Generally.  Whenever Shares are to be issued in
                   ---------------------
satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

          9.2      Stock Withholding.  When, under applicable tax laws, a
                   -----------------
Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair
Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee


     10.  PRIVILEGES OF STOCK OWNERSHIP.
          -----------------------------

          10.1      Voting and Dividends.  No Participant will have any of the
                    --------------------
rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such
                                                        --------
Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to
                  --------  -------
retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 12.

          10.2      Financial Statements.  The Company will provide financial
                    --------------------
statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be
                                    --------  -------
required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

     11.  TRANSFERABILITY.  Awards granted under this Plan, and any interest
          ---------------
therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

     12.  RESTRICTIONS ON SHARES.  At the discretion of the Committee, the
          ----------------------
Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

     13.  CERTIFICATES.  All certificates for Shares or other securities
          ------------
delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

     14.  ESCROW; PLEDGE OF SHARES.  To enforce any restrictions on a
          ------------------------
Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may
                                   --------  -------
require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

     15.  EXCHANGE AND BUYOUT OF AWARDS.  The Committee may, at any time or
          -----------------------------
from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

     16.  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.  An Award will not
          ----------------------------------------------
be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance.
Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to:
(a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

     17.  NO OBLIGATION TO EMPLOY.  Nothing in this Plan or any Award
          -----------------------
granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

     18.  CORPORATE TRANSACTIONS.
          ----------------------

          18.1      Assumption or Replacement of Awards by Successor.  In the
                    ------------------------------------------------
event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such Awards will expire on such transaction at such time and on such conditions as the Committee will determine, provided, however, that the Committee may, in its sole discretion, provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate. If the Committee exercises such discretion with respect to options, such options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and if such options are not exercised prior to the consummation of the corporate transaction, they shall terminate in accordance with the provisions of this Plan.

          18.2      Other Treatment of Awards.  Subject to any greater rights
                    -------------------------
granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

          18.3      Assumption of Awards by the Company.  The Company, from time
                    -----------------------------------
to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable
-------
upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

     19.  ADOPTION AND STOCKHOLDER APPROVAL.  This Amendment and Restatement
          ---------------------------------
will become effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company's Common Stock is declared effective by the SEC (the "EFFECTIVE DATE"); provided, however, that if the Effective Date does not occur
                   --------  -------
on or before December 31, 1997, this Amendment and Restatement will terminate having never become effective. This Amendment and Restatement shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Amendment and Restatement), consistent with applicable laws, within twelve (12) months before or after the date this Amendment and Restatement is adopted by the Board.

     20.  TERM OF PLAN/GOVERNING LAW.  Unless earlier terminated as provided
          --------------------------
herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

     21.  AMENDMENT OR TERMINATION OF PLAN.  The Board may at any time
          --------------------------------
terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan.

     22.  NONEXCLUSIVITY OF THE PLAN.  Neither the adoption of this Plan by
          --------------------------
the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     23.  DEFINITIONS.  As used in this Plan, the following terms will have
          -----------
the following meanings:

          "AWARD" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

          "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

          "BOARD" means the Board of Directors of the Company.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "COMMITTEE" means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board. The Committee, if appointed, will consist of not less than two members of the Board.

          "COMPANY" means ONSALE, Inc. or any successor corporation.

          "DISABILITY" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

          "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

         (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;
                                           -----------------------

         (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;
                          -----------------------

         (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall
                                                                       --------
              Street Journal;
              --------------

         (d) in the case of an Award made on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

         (e) if none of the foregoing is applicable, by the Committee in good faith.

              "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

              "OPTION" means an award of an option to purchase Shares pursuant to Section 5.

              "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

              "PARTICIPANT" means a person who receives an Award under this Plan.

              "PLAN" means this ONSALE, Inc. 1995 Equity Incentive Plan, as amended from time to time.

              "RESTRICTED STOCK AWARD" means an award of Shares pursuant to
Section 6.

              "SEC" means the Securities and Exchange Commission.

              "SECURITIES ACT" means the Securities Act of 1933, as amended.

              "SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

              "STOCK BONUS" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

              "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

              "TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

              "UNVESTED SHARES" means "Unvested Shares" as defined in the Award Agreement.

              "VESTED SHARES" means "Vested Shares" as defined in the Award Agreement.

                                                                    Appendix B

                 ONSALE, INC. 1996 EMPLOYEE STOCK PURCHASE PLAN

                   As Amended and Restated March 16, 1998/*/


     1. ESTABLISHMENT OF PLAN. ONSALE, Inc. (the "COMPANY") proposes to grant options for purchase of the Company's Common Stock to eligible employees of the Company and its Subsidiaries (as hereinafter defined) pursuant to this Employee Stock Purchase Plan (this "PLAN"). For purposes of this Plan, "PARENT CORPORATION" and "SUBSIDIARY" (collectively, "SUBSIDIARIES") shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "CODE"). The Company intends this Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of 300,000 shares of the Company's Common Stock is reserved for issuance under this Plan. In addition, on each January 1, the aggregate number of shares of the Company's Common Stock reserved for issuance under the Plan shall be increased automatically by a number of shares equal to one and one-half percent (1.5%) of the total outstanding shares of the Company as of the immediately preceding December 31. Such total number of shares shall be subject to adjustments effected in accordance with Section 14 of this Plan.

     2. PURPOSE. The purpose of this Plan is to provide employees of the Company and Subsidiaries designated by the Board of Directors of the Company (the "BOARD") as eligible to participate in this Plan with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Subsidiaries, and to provide an incentive for continued employment.

     3. ADMINISTRATION. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the "COMMITTEE"). As used in this Plan, references to the "Committee" shall mean either such committee or the Board if no committee has been established. Subject to the provisions of this Plan and the limitations of
Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Board and its decisions shall be final and binding upon all participants. Members of the Board shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

     4. Eligibility. Any employee of the Company or the Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under this Plan except the following:

         (a) employees who are not employed by the Company or Subsidiaries fifteen (15) days before the beginning of such Offering Period, except that employees who are employed on the effective date of the registration statement filed by the Company with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT") registering the initial public offering of the Company's Common Stock shall be eligible to participate in the first Offering Period under the Plan;

         (b) employees who are customarily employed for less than twenty (20) hours per week;

         (c) employees who are customarily employed for less than five (5) months in a calendar year;

         (d) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or


------------------------------
/*/ Subject to stockholder approval scheduled for May 18, 1998.

hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries; and

         (e) individuals who provide services to the Company as independent contractors whether or not reclassified as common law employees, unless the Company withholds or is required to withhold U.S. Federal employment taxes for such individuals pursuant to Section 3402 of the Code.

     5.  OFFERING DATES.  The offering periods of this Plan (each, an
"OFFERING PERIOD") shall be of twenty-four (24) months duration commencing on February 1 and August 1 of each year and ending on January 31 and July 31 of each year; provided, however, that notwithstanding the foregoing, the first such
           -----------------
Offering Period shall commence on the first business day on which price quotations for the Company's Common Stock are available on the Nasdaq National Market (the "FIRST OFFERING DATE") and shall end on January 31, 1999. Except for the first Offering Period, each Offering Period shall consist of four (4) six-month purchase periods (individually, a "PURCHASE PERIOD") during which payroll deductions of the participants are accumulated under this Plan. The first Offering Period shall consist of no fewer than three Purchase Periods, any of which may be greater or less than six months as determined by the Committee. The first business day of each Offering Period is referred to as the "OFFERING DATE". The last business day of each Purchase Period is referred to as the "PURCHASE DATE". The Board shall have the power to change the duration of Offering Periods or Purchase Periods with respect to offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period or Purchase Period to be affected.

     6. PARTICIPATION IN THIS PLAN. Eligible employees may become participants in an Offering Period under this Plan on the first Offering Date after satisfying the eligibility requirements by delivering a subscription agreement to the Company's treasury department (the "TREASURY DEPARTMENT") not later than fifteen (15) days before such Offering Date unless a later time for filing the subscription agreement authorizing payroll deductions is set by the Board for all eligible employees with respect to a given Offering Period. An eligible employee who does not deliver a subscription agreement to the Treasury Department by such date after becoming eligible to participate in such Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in this Plan by filing a subscription agreement with the Treasury Department not later than fifteen (15) days preceding a subsequent Offering Date. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 11 below. Such participant is not required to file any additional subscription agreement in order to continue participation in this Plan.

     7. GRANT OF OPTION ON ENROLLMENT. Enrollment by an eligible employee in this Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on the Purchase Date up to that number of shares of Common Stock of the Company determined by dividing (a) the amount accumulated in such employee's payroll deduction account during such Purchase Period by (b) the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date (but in no event less than the par value of a share of the Company's Common Stock), or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Purchase Date (but in no event less than the par value of a share of the Company's Common Stock), provided, however, that the number of shares of the Company's Common Stock
-----------------
subject to any option granted pursuant to this Plan shall not exceed the lesser of (a) the maximum number of shares set by the Board pursuant to Section 10(c) below with respect to the applicable Purchase Date, or (b) the maximum number of shares which may be purchased pursuant to Section 10(b) below with respect to the applicable Purchase Date. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 8 hereof.

     8. PURCHASE PRICE. The purchase price per share at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

         (a)  The fair market value on the Offering Date; or

         (b)  The fair market value on the Purchase Date.

       For purposes of this Plan, the term "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

         (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;
                                           -----------------------

         (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;
                          -----------------------

         (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall
                                                                       --------
              Street Journal; or
              --------------

         (d) if none of the foregoing is applicable, by the Board in good faith, which in the case of the First Offering Date will be the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act.

     9. PAYMENT OF PURCHASE PRICE; CHANGES IN PAYROLL DEDUCTIONS; ISSUANCE OF SHARES.

         (a) The purchase price of the shares is accumulated by regular payroll deductions made during each Offering Period. The deductions are made as a percentage of the participant's compensation in one percent (1%) increments not less than two percent (2%), nor greater than fifteen percent (15%) or such lower limit set by the Committee. Compensation shall mean base salary, provided however, that for purposes of determining a participant's base salary, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

         (b) A participant may lower (but not increase) the rate of payroll deductions during an Offering Period by filing with the Treasury Department a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than fifteen (15) days after the Treasury Department's receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one (1) change may be made effective during any Offering Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Treasury Department a new authorization for payroll deductions not later than fifteen (15) days before the beginning of such Offering Period.

         (c) All payroll deductions made for a participant are credited to his or her account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         (d) On each Purchase Date, so long as this Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant, the Company shall apply the funds then in the participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of this Plan. Any cash remaining in a participant's account after such purchase of shares shall be refunded to such participant in cash, without interest;

provided, however that any amount remaining in such participant's account on a Purchase Date which is less than the amount necessary to purchase a full share of Common Stock of the Company shall be carried forward, without interest, into the next Purchase Period or Offering Period, as the case may be. In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

         (e) As promptly as practicable after the Purchase Date, the Company shall issue shares for the participant's benefit representing the shares purchased upon exercise of his or her option.

         (f) During a participant's lifetime, such participant's option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

     10. LIMITATIONS ON SHARES TO BE PURCHASED.

         (a) No participant shall be entitled to purchase stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan.

         (b) No more than two hundred percent (200%) of the number of shares determined by using eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date as the denominator may be purchased by a participant on any single Purchase Date.

         (c) No participant shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than thirty (30) days prior to the commencement of any Offering Period, the Committee may, in its sole discretion, set a maximum number of shares which may be purchased by any employee at any single Purchase Date (hereinafter the "MAXIMUM SHARE AMOUNT"). Until otherwise determined by the Committee, the Maximum Share Amount shall be 1,500 shares. In no event shall the Maximum Share Amount exceed the amounts permitted under Section 10(b) above. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount not less than fifteen (15) days prior to the commencement of the next Offering Period. Once the Maximum Share Amount is set, it shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Committee as set forth above.

         (d) If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Committee shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each participant affected thereby.

         (e) Any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the applicable Purchase Period, without interest.

     11. WITHDRAWAL.

         (a) Each participant may withdraw from an Offering Period under this Plan by signing and delivering to the Treasury Department a written notice to that effect on a form provided for such purpose. Such withdrawal may be elected at any time at least fifteen (15) days prior to the end of an Offering Period.

         (b) Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in this Plan shall terminate. In the event a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in this Plan.

         (c) If the purchase price on the first day of any current Offering Period in which a participant is enrolled is higher than the purchase price on the first day of any subsequent Offering Period, the Company will automatically enroll such participant in the subsequent Offering Period. Any funds accumulated in a participant's account prior to the first day of such subsequent Offering Period will be applied to the purchase of shares on the Purchase Date immediately prior to the first day of such subsequent Offering Period. A participant does not need to file any forms with the Company to automatically be enrolled in the subsequent Offering Period.

     12. TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee, immediately terminates his or her participation in this Plan. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided
                                                                     --------
that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

     13. RETURN OF PAYROLL DEDUCTIONS. In the event a participant's interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall promptly deliver to the participant all payroll deductions credited to such participant's account. No interest shall accrue on the payroll deductions of a participant in this Plan.

     14. CAPITAL CHANGES. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under this Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under this Plan but have not yet been placed under option (collectively, the "RESERVES"), as well as the price per share of Common Stock covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of any consideration by the Company; provided, however, that conversion of any
                              -----------------
convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Committee, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

    In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that the options under this Plan shall terminate as of a date fixed by the Committee and give each participant the right to exercise his or her option as to all of the optioned stock, including shares which would not otherwise be exercisable. In the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the options under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all participants), (ii) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (iii) the sale of substantially all of the assets of the Company, or (iv) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, each option under this Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock. If the Committee makes an option exercisable in lieu of assumption or substitution in the event of a merger, consolidation or sale of assets, the Committee shall notify the participant that the option shall be fully exercisable for a period of twenty (20) days from the date of such notice, and the option will terminate upon the expiration of such period.

    The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation.

     15. NONASSIGNABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

     16. REPORTS. Individual accounts will be maintained for each participant in this Plan. Each participant shall receive promptly after the end of each Purchase Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

     17. NOTICE OF DISPOSITION. Each participant shall notify the Company if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the "NOTICE PERIOD"). Unless such participant is disposing of any of such shares during the Notice Period, such participant shall keep the certificates representing such shares in his or her name (and not in the name of a nominee) during the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

     18. NO RIGHTS TO CONTINUED EMPLOYMENT. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary, or restrict the right of the Company or any Subsidiary to terminate such employee's employment.

     19. EQUAL RIGHTS AND PRIVILEGES. All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in this Plan.

     20. NOTICES. All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. TERM; SHAREHOLDER APPROVAL. After this Plan is adopted by the Board, this Plan will become effective on the date that is the First Offering Date (as defined above); provided, however, that if the First Offering Date does not
                --------  -------
occur on or before December 31, 1997, this Plan will terminate having never become effective. This Plan shall be approved by the shareholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares pursuant to this Plan shall occur prior to such shareholder approval. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time),
(b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) ten (10) years from the adoption of this Plan by the Board.

     22.  DESIGNATION OF BENEFICIARY.

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under this Plan in the event of such participant's death subsequent to the end of an Purchase Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under this Plan in the event of such participant's death prior to a Purchase Date.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     23. CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     24. APPLICABLE LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

     25. AMENDMENT OR TERMINATION OF THIS PLAN. The Board may at any time amend, terminate or extend the term of this Plan, except that any such termination cannot affect options previously granted under this Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the shareholders of the Company obtained in accordance with
Section 21 hereof within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would:

          (a)  increase the number of shares that may be issued under this Plan;
or

          (b) change the designation of the employees (or class of employees) eligible for participation in this Plan.

                                 DETACH HERE


                                    PROXY

                                ONSALE, INC.

                         1350 WILLOW ROAD, SUITE 202
                        MENLO PARK, CALIFORNIA 94025

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


        The undersigned hereby appoints S. Jerrold Kaplan and Alan S. Fisher, and each of them, as proxies, each with full powers of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock, $0.001 par value, of ONSALE, Inc. (the "Company") held of record by the undersigned on April 17, 1998, at the Annual Meeting of Stockholders of the Company to be held on Monday, May 18, 1998, and at any continuations or adjournments thereof.

        THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF IN THE MANNER DESCRIBED HEREIN. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR THE BOARD OF DIRECTOR NOMINEES, FOR PROPOSALS 2, 3 AND 4 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                        USING THE ENCLOSED ENVELOPE.

SEE REVERSE                                                       SEE REVERSE
    SIDE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

                                 DETACH HERE

       PLEASE MARK
[ X ]  VOTES AS IN
       THIS EXAMPLE.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE BOARD OF DIRECTOR NOMINEES AND FOR PROPOSALS 2, 3 AND 4.

1.  Election of Directors.

    NOMINEES:  Alan S. Fisher, Peter L. Harris, Peter H. Jackson
               S. Jerrold Kaplan and Kenneth J. Orton

                FOR                   WITHHELD
               [   ]                    [   ]


[  ] __________________________________________          MARK HERE
       For all nominees except as noted above           FOR ADDRESS  [   ]
                                                        CHANGE AND
                                                        NOTE BELOW

                                                  FOR      AGAINST   ABSTAIN
2.  Proposal to approve the amendment of          [  ]       [  ]      [  ]
    the Company's 1995 Equity Incentive Plan.

3.  Proposal to approve the amendment of          [  ]       [  ]      [  ]
    the Company's 1996 Employee Stock
    Purchase Plan.

4.  Proposal to ratify the appointment of         [  ]       [  ]      [  ]
    Price Waterhouse LLP as independent
    accountants for 1998.

In accordance with their judgement, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PRIOR TO THE MEETING IN THE ENCLOSED ENVELOPE.


This Proxy must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.


Signature:_____________ Date:__________ Signature:_____________ Date:__________